UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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[ ] Preliminary Proxy Statement
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[ ] Definitive Proxy Statement
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[X] Soliciting Material Pursuant to §240.14a-12

COMTECH TELECOMMUNICATIONS CORP.
(Name of Registrant as Specified In Its Charter)
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Comtech Telecommunications Corp. (“Comtech” or the “Company”) is filing the material contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the election of its slate of director nominees at the upcoming Fiscal 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Comtech.  On November 14, 2011, Comtech filed with the SEC a preliminary proxy statement in connection with the Annual Meeting.

On November 18, 2011 Comtech received a letter from MMI Investments, L.P., stating that it is withdrawing its slate of director nominees for election to Comtech’s Board of Directors at the Annual Meeting.

MMI INVESTMENTS, L.P.

November 18, 2011

BY FACSIMILE AND OVERNIGHT COURIER

Comtech Telecommunications Corp.
68 South Service Road, Suite 230
Melville, New York 11747
Attn: Corporate Secretary

Re: **Comtech Telecommunications Corp. / Withdrawal of Director Nominations**

Dear Sir or Madam:

MMI Investments, L.P. hereby withdraws its Nomination Letters dated September 8, 2011 and October 27, 2011 with respect to the nomination of Jerome J. Lande and Samme L. Thompson for election to the Board of Directors of Comtech Telecommunications Corp. at its 2011 annual meeting of stockholders.

Sincerely,

MMI INVESTMENTS, L.P.

By: MCM Capital Management, LLC
General Partner

By: ______________________
Alan L. Rivera
CFO & General Counsel

1370 Avenue of the Americas • New York, New York 10019
Tel: (212) 586-4333 • Fax: (212) 586-0340

About Comtech
Comtech Telecommunications Corp. (“Comtech” or the “Company”) designs, develops, produces and markets innovative products, systems and services for advanced communications solutions. The Company believes many of its solutions play a vital role in providing or enhancing communication capabilities when terrestrial communications infrastructure is unavailable, inefficient or too expensive. The Company conducts business through three complementary segments: telecommunications transmission, RF microwave amplifiers and mobile data communications. The Company sells products to a diverse customer base in the global commercial and government communications markets. The Company believes it is a market leader in the market segments that it serves.

Cautionary Statement Regarding Forward-Looking Statements
Certain information in this press release contains forward-looking statements, including but not limited to, information relating to the Company’s future performance and financial condition, plans and objectives of the Company’s management and the Company’s assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under the Company’s control which may cause its actual results, future performance and financial condition, and achievement of plans and objectives of the Company’s management to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include the nature and timing of receipt of, and the Company’s performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales, rapid technological change, evolving industry standards, frequent new product announcements and enhancements, changing customer demands, changes in prevailing economic and political conditions; risks associated with the Company’s legal proceedings and other matters; risks associated with the Company’s MTS and BFT contracts, including the Company's ongoing negotiations with the U.S. Army and pending audit ofits BFT-1 contract; risks associated with the Company’s obligations under its revolving credit facility; and other factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Important Information
On November 14, 2011, Comtech filed with the SEC a preliminary proxy statement in connection with the upcoming Fiscal 2011 Annual Meeting of Stockholders (the “Annual Meeting”), which is available free of charge at the SEC’s website at www.sec.gov and Comtech’s website at www.comtechtel.com. Comtech plans to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the Annual Meeting. Investors and security holders are urged to read the preliminary proxy statement, which is available now, and the definitive proxy statement relating to the Annual Meeting and any other relevant documents, including the WHITE proxy card, filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents, including the WHITE proxy card, that Comtech files with the SEC at the SEC’s website at www.sec.gov and Comtech’s website at www.comtechtel.com. In addition, the definitive proxy statement and other documents, including the WHITE proxy card, filed by Comtech with the SEC may be obtained from Comtech free of charge by directing a request to Comtech Telecommunications Corp., Attn: Investor Relations, 68 South Service Road, Suite 230, Melville, New York 11747.

Certain Information Regarding Participants
Comtech, its directors and certain executive officers and employees may be deemed to be participants in the solicitation of Comtech’s security holders in connection with the Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Comtech’s Annual Report on Form 10-K for the year ended July 31, 2011, which was filed with the SEC on September 27, 2011, and its preliminary proxy statement for the Annual Meeting, which was filed with the SEC on November 14, 2011. To the extent holdings of Comtech securities have changed since the amounts printed in the preliminary proxy statement for the Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the Annual Meeting when it is filed by Comtech with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Comtech’s website at www.comtechtel.com.